                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                         Date of Report:  March 7, 1996



                               SUN COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Pennsylvania                     1-6841                     23-1743282
   ------------                     ------                     ----------
 (State or other                  (Commission                 (IRS employer
 jurisdiction of                  file number)                identification
 incorporation)                                               number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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(Address of principal executive offices)              (Zip Code)

(215) 977-3000
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(Registrant's telephone number, including area code)
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Item 5.  Other Events.
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     On March 7, 1996, Sun Company, Inc. (the "Registrant") issued a press release announcing that The Glenmede Trust Company ("Glenmede"), in its capacity as trustee or co-trustee of The Pew Memorial Trust, The J. Howard Pew Freedom Trust, The Mabel Pew Myrin Trust, The J. N. Pew, Jr. Charitable Trust and The Medical Trust (collectively, the "Pew Charitable Trusts"), intends to sell a portion of its capital stock holdings in the Registrant through an underwritten secondary offering of 11,748,591 Depositary Shares. A copy of such press release is attached hereto as Exhibit 99(b). Each Depositary Share represents ownership of one-half of a share of Sun Company, Inc. Series A Cumulative Preference Stock. The offering will be made only by means of a prospectus and is expected to commence in March 1996. Pursuant to a Registration Rights Agreement, dated February 1, 1996 between the Registrant and Glenmede (the "Agreement"), the Registrant has filed a registration statement dated March 7, 1996 with the Securities and Exchange Commission to facilitate the offering. A copy of the Agreement was filed as an exhibit to this registration statement and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits
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          99(a)     Registration Rights Agreement by and among Sun Company, Inc.
                    and The Glenmede Trust Company (in its corporate capacity and as trustee or co-trustee of The Pew Memorial Trust, The
                    J. Howard Pew Freedom Trust, The Mabel Pew Myrin Trust, The
                    J. N. Pew, Jr. Charitable Trust and The Medical Trust), dated as of February 1, 1996 (incorporated by reference to Exhibit 99 of the Form S-3 Registration Statement filed
                    March 7, 1996).

          99(b)     Sun Company, Inc. Press Release dated March 7, 1996.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUN COMPANY, INC.



BY  s/ THOMAS W. HOFMANN
     --------------------
     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE  March 7, 1996
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                              Exhibit
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  99(a)   Registration Rights Agreement by and among Sun Company, Inc. and The
          Glenmede Trust Company (in its corporate capacity and as trustee or co-trustee of The Pew Memorial Trust, The J. Howard Pew Freedom Trust, The Mabel Pew Myrin Trust, The J. N. Pew, Jr. Charitable Trust and The Medical Trust), dated as of February 1, 1996 (incorporated by reference to Exhibit 99 of the Form S-3 Registration Statement filed March 7, 1996).

  99(b)   Sun Company, Inc. Press Release dated March 7, 1996.